SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant ☐

Check the appropriate box:

[] Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

VOICE MOBILITY INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4)

and 0-11.

(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

VOICE MOBILITY INTERNATIONAL, INC.

100 - 4190 Lougheed Hwy

Burnaby, British Columbia

CANADA V5C 6A8

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 10, 2005

10:00 A.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF VOICE MOBILITY INTERNATIONAL, INC.:

NOTICE IS HEREBY GIVEN that Voice Mobility International, Inc., a Nevada corporation (the “Company”) will hold its Annual Meeting of Stockholders on June 10, 2005 at 10:00 a.m. (Vancouver time) at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6. The Annual Meeting is being held for the following purposes:

(1)     To elect James J. Hutton, Randy G. Buchamer, William E. Krebs, Morgan Sturdy, Donald A. Calder, Robert E. Neal and Gary Donahee as the directors of the Company for a one-year term expiring on the day of the 2006 Annual Meeting of Stockholders;

(2)     To ratify the selection of Ernst & Young LLP., Chartered Accountants, as our independent registered public accounting firm for the year ending December 31, 2005 and to authorize the Board of Directors to fix the remuneration of the auditors; and

(3)     To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 25, 2005 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's shares of common stock and the Series A Preferred Shares on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting. The holders of the Company's Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 2,700,000 “Exchange B” shares of Voice Mobility Canada Limited. Holders of the Exchange B Shares which are exchanged for shares of the Company's common stock prior to or on the record date would be entitled to vote such Common Stock as set forth herein.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Donald A. Calder

_________________________________

Donald A. Calder, Chairman of the Board

Dated: May 4, 2005

Voice Mobility International, Inc.	1

VOICE MOBILITY INTERNATIONAL, INC.

100 – 4190 Lougheed Hwy

Burnaby, British Columbia

CANADA V5C 6A8

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 10, 2005 at 10:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about May 4, 2005 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock (the "Common Stock") or shares of Series A Preferred Stock as of the close of business on April 25, 2005 (the "Record Date"). Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock and Series A Preferred Stock at the close of business on April 25, 2005, the Record Date, will be entitled to receive notice of and vote at the Annual Meeting. At the Annual Meeting, each of the shares of Common Stock represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting. The holders of the Series A Preferred Stock will be entitled to vote that number of shares equal to the unexercised portion of those Exchange B shares of Voice Mobility Canada Limited (the "Exchangeable Shares"). On the Record Date, there were 41,928,491 shares of Common Stock issued and outstanding and one Series A Preferred Share issued and outstanding representing 2,700,000 Exchangeable Shares, entitled to one (1) vote for each Exchangeable Share.

In order to carry on the business of the Annual Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 50.1% of our issued and outstanding shares of Common Stock entitled to vote present in person or by proxy and entitled to vote constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposal 1 and 2 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of the Annual Meeting on the day of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Voice Mobility International, Inc.	2

The persons named as proxyholders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the meeting, other than the designated persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

The shares represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

Voting of Shares

Stockholders of record on April 25, 2005 are entitled to one vote for each share of Common Stock or for each share of Series A Preferred Stock (which number is equal to the number of unexercised Exchangeable Shares) on all matters to be voted upon at the Annual Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

Dissenting Stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or Bylaws in connection with the matters to be voted on at the Annual Meeting.

Advice To Beneficial Shareholders

The information set forth in this section is of significant importance to many stockholders, as a substantial number of stockholders do not hold shares in their own name. Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “Beneficial Stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of the shares can be recognized and acted upon at the Annual Meeting. If shares are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares will not be registered in the stockholder’s name on the records of our company. Such shares will more likely be registered under the names of the stockholder’s broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian

Voice Mobility International, Inc.	3

Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial Stockholders should ensure that instructions respecting the voting of their shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries and brokers to seek voting instructions from Beneficial Stockholders in advance of stockholders’ meetings. Every intermediary and broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares are voted at the Annual Meeting. The form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the proxy card provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services (“ADP”) in the United States and Independent Investor Communications Company (“IICC”) in Canada. ADP and IICC typically apply a special sticker to proxy forms, mail those forms to the Beneficial Stockholders. Beneficial Stockholders should return the proxy forms to ADP for the United States and IICC for Canada. ADP and IICC then tabulate the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Stockholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote shares directly at the Annual Meeting – the proxy must be returned to ADP or IICC, as the case may be, well in advance of the Annual Meeting in order to have their shares voted at the Annual Meeting.

Although a Beneficial Stockholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of his broker (or agent of the broker), a Beneficial Stockholder may attend at the Annual Meeting as proxyholder for the registered stockholder and vote the shares in that capacity. Beneficial Stockholders who wish to attend at the Annual Meeting and indirectly vote their shares as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Annual Meeting.

Alternatively, a Beneficial Stockholder may request in writing that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend at the Annual Meeting and vote his or her shares.

Voice Mobility International, Inc.	4

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

Proposal 1.	Election of Directors.

The entire Board is elected annually by the stockholders at the Annual Meeting. The Board has selected seven nominees based upon their ability and experience. Each of the nominees is currently serving as a director of our company.

The Board recommends that you vote FOR each of the nominees.

Proposal 2.	Appointment of Independent Accountants.

The Audit Committee has nominated Ernst & Young LLP., Chartered Accountants, to serve as our independent registered public accounting firm until the next Annual Meeting in 2006. Ernst & Young provided audit and other services in 2004 and 2003. This included the following fees:

	2004	2003
Audit Fees	$75,100	$74,000
Audit Related Fees	-	-
Tax Fees	12,000	4,600
All Other Fees	-	-
Total Fees	$87,100	$78,600

The Audit Committee has reviewed with Ernst & Young whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Ernst & Young will be present at the Annual Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

The Board recommends that you vote FOR approval of Ernst & Young as the independent registered public accounting firm for our company.

Voice Mobility International, Inc.	5

PROPOSAL 1

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our Amended and Restated Bylaws provide for a board of directors of between one and eleven directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of seven directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

During fiscal 2004, the Board had seven formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

We have not adopted a formal policy with respect to the members of our board of directors attending our Annual Meeting. There were seven members of the Board who attended last years Annual Meeting.

Nominees for Election

Set forth below is biographical information for each person nominated for election to the Board.

RANDY G. BUCHAMER

Mr. Buchamer has been our Chief Executive Officer and a director of our company since August, 2001. Between August, 2001 and March, 1999, Mr. Buchamer provided management consulting services to various public companies for a consulting company called Rydan Management. From February, 1998 to March, 1999, Mr. Buchamer served as the Managing Director of Operations for the Jim Pattison Group and was responsible for supporting the $4.5 billion operations of 55 companies owned by the Jim Pattison Group. Some of the Jim Pattison Group businesses are involved in grocery stores, specialty packaging, advertising, magazine distribution, broadcasting, automotive retailing as well as other business. From 1996 to 1998, he served as Vice President and Chief Operating Officer of Mohawk Oil and from 1989 to 1996 as Vice President Corporate Services and Chief Information Officer for Mohawk Oil Company. Mohawk is a producer and seller of petroleum products. From 1987 to 1988, he was Retail Market Specialist for Digital Equipment of Canada Limited. Mr. Buchamer founded and served, from 1981 to 1988, as President of Vartech Systems Corporation and RB Computer Products, an IBM value added reseller and North American software publisher and distributor of retail, distribution and manufacturing software solutions. He received his Executive MBA from Simon Fraser University's Executive Management Development Program in 1994 and attended the Business Administration program at the University of Illinois. He also has completed courses at the IBM Canada Business Management School.

Mr. Buchamer also serves as a director on the following companies (each of which has a class of securities registered under the Securities Exchange Act of 1934): Heartland Oil and Gas Ltd. and Bradner Ventures Ltd.

JAMES J. HUTTON

Mr. Hutton previously served as our Chief Executive Officer from April 1998 to August 2001. He has served as the President of our company since August, 2001. Mr. Hutton has served as a director of our subsidiary since 1998. From January 1998 to August 2000, Mr. Hutton served as a director of Acrex Ventures Ltd. From 1990 to the present, he has also served as director and President of South Sycamore Group Holdings, a family company involved in diversified investments. From 1995 to 1998, Mr. Hutton served as Canadian Regional Manager for Ascend Communications, a company involved in broadband networking. From 1989 to 1995, Mr. Hutton served in various capacities for Gandalf Systems, Inc., starting as a sales executive and becoming Western Regional Manager. Gandalf Systems is a company which distributed networking equipment. From 1987 to 1989, Mr. Hutton was a Sales Trainee in the Automotive Electronics Group of Amp of Canada. Mr. Hutton attended the University of British Columbia.

Voice Mobility International, Inc.	6

WILLIAM E. KREBS

Mr. Krebs previously served as the chairman of our board of directors from 1995 to September 2000. From 1995 to September 2000, Mr. Krebs was our Treasurer and Secretary. From January 1995 to August 2000, Mr. Krebs has also served as a director of Acrex Ventures Ltd. He also has served as President and a director of Pacific Western Mortgage Corp. since 1987 and served as President and a Director of Pacific Western Capital Corp. from 1994 to 1995. These companies provided consulting services and investment capital. From 1997 to 1999, he was a director and officer of WaveRider Communications, Inc., a company which dealt with wireless broadband technology. From 1990 to 1995, Mr. Krebs served as director and President of TelcoPlus Enterprises Ltd. and its wholly-owned subsidiary, Intertec Telecommunications Inc. Mr. Krebs served as a director and President of CT&T Telecommunications Inc. from 1990 to 1995. Mr. Krebs is a Chartered Accountant and practiced as such from 1973 to 1980. Mr. Krebs has been a member of the Canadian Institute of Chartered Accountants since 1973.

MORGAN STURDY

Since April, 2000, Morgan Sturdy serves as a director on several Canadian and United States public companies as described below. From September 1997 to April 2000, Mr. Sturdy was Executive Vice-President and Chief Operating Officer of NICE Systems North America, a computer telephony interface provider of call logging and quality performance products for call centers. For twelve years prior, he served as President of Dees Communications Engineering Ltd., an innovator in computer telephony solutions, which was then sold to NICE Systems. From 1997 to 1999, he was Chairman of the Board of Directors of Hothaus Technologies, a leader in DSP solutions for voice over IP, which was subsequently acquired by Broadcom. He is a current director of several publicly traded companies, including Creo Inc., Ignition Point and TIR Systems. Creo Inc.'s common shares are registered under the Securities and Exchange Act. Additionally, he sits on the board of three private technology companies including Discovery Parks, Idellex Software and Responsetek Inc. Mr. Sturdy is the past Chairman of the British Columbia Technology Association, a member of the Board of Governors of Science World and Director of the Greater Vancouver YMCA. Mr. Sturdy is a past director of National Wireless Canadian Research Foundation. Mr. Sturdy was a director of Q\Media Services Corporation until December 19, 2002, the day on which a receiver was appointed over the assets of Q\Media Services Corporation.

DONALD A. CALDER

Mr. Calder was the Vice Chair of the Board and Executive Committee of the Vancouver 2010 Bid Corporation, which won for Vancouver, British Columbia the right to host the Olympic Winter Games and Paralympic Games in 2010. Mr. Calder has been retired since 1999. Mr. Calder was Chief Executive Officer of BC Telecom (a telephone company in British Columbia, Canada) from 1997 to 1999 and was previously the Executive Vice President of Network Operations at BC Telecom and Group Vice President of Marketing and Development with Stentor Resource Centre Inc. While at BC Telecom, Mr. Calder was responsible for negotiating and structuring the merger between BC Telecom and TELUS (a telephone company in British Columbia, Canada). Among his other community commitments, he was chair of the Vancouver General Hospital and University of British Columbia Hospital Foundation. Mr. Calder is the Chairman of the board of directors of the United Way of the British Columbia Lower Mainland and was Chairman of the 1999 United Way annual fundraising campaign prior to becoming Chief Executive Officer of the Vancouver 2010 Bid Committee.

ROBERT E. NEAL

Robert E. Neal was reappointed to the Board in September 2003. He is retired now. Until October 21, 2002 when he was appointed Senior Vice President, Business Development, of Aliant, Inc., he was the President of Innovatia, a company within Aliant Inc.'s emerging business division that focuses on the developing and selling of Internet-based technology. He was President of Innovatia since 1997. Mr. Neal was a member of the Board as the nominee of Aliant, pursuant to an understanding with Aliant. Aliant is one of our early investors and was our largest customer in Canada. A native of Saint John, New Brunswick, Mr. Neal began his career in the communications industry in 1979 at New Brunswick Telephone (NBTel). In 1992 he became General Manager of NBTel Mobility. He was made president of Datacor (Atlantic) Inc. in 1996 and became president of NBTel interActive and General Manager of Export at NBTel in the next year. In 1998, he was appointed Vice President of New Business Development.

Voice Mobility International, Inc.	7

GARY DONAHEE

From 1986 to 2003, Mr. Donahee served in various capacities for Nortel Networks Corporation. Nortel Networks is a company that supplies communications technology and infrastructure to enable value-added internet protocol, or IP, data, voice and multimedia services that support the Internet and other public and private networks using wireline and wireless technologies whose common shares are registered pursuant to Section 12 of the Securities and Exchange Act of 1934. From 1986 to 1989, Mr. Donahee was Vice President, Human Resources, from 1989 to 1993, he was Senior Vice President, Corporate Human Resources, from 1993 to 1995, he was Senior Vice President and President Major Accounts, North America, from 1996 to 1998, he was Senior Vice President and President CALA Caribbean and Latin America, from 1998 to 1999, he was Senior Vice President and President Carrier Networks EMEA and from 1999 to 2003, Mr. Donahee was Executive Vice President and President the Americas. Mr. Donahee is also a director of Alaska Communications Systems Group Inc., a public company with a class of securities registered under the Securities Exchange Act of 1934. Mr. Donahee received his Bachelor of Arts, Education from the University of New Brunswick, completed his graduate studies at the University of Western Ontario and attended the Marketing Management Program at Stanford University. Mr. Donahee served as a director at various times on a number of the boards including Bell Canada, Advanced Network Systems and the American Heart Association.

Vote Required and Board of Directors’ Recommendation

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS

THAT YOU VOTE FOR EACH OF THE NOMINEES.

Voice Mobility International, Inc.	8

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of shareholders or until their successors are elected and qualify. The board of directors elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the board of directors.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Randy G. Buchamer British Columbia, Canada	Chief Executive Officer and Director	48	August 2001
James J. Hutton British Columbia, Canada	President and Director	39	President - August 2001 Director - June 1999
David Raffa British Columbia, Canada	Corporate Secretary	47	April 2000
William E. Krebs(1)(3)(4) British Columbia, Canada	Director	58	June 1999
Morgan Sturdy(2)(4) British Columbia, Canada	Director	52	April 2000
Donald A. Calder(1)(2)(3)(4) British Columbia, Canada	Chairman of the Board of Directors, Director	60	Chairman of the Board of Directors - March 2003; Director - February 2002
Robert E. Neal(1)(2)(3) New Brunswick, Canada	Director	50	September 2003
Gary Donahee(3) Texas, USA	Director	58	October 2003

(1)	Members of our Audit Committee
(2)	Members of our Corporate Governance Committee
(3)	Members of our Compensation Committee
(4)	Members of our Finance Committee

DAVID J. RAFFA

Mr. Raffa is a founder, COO and Investment Manager of BC Advantage Funds (VCC) Ltd., which is a fund that invests in early state life science and technology companies. He is partner of Catalyst Corporate Finance Lawyers, a corporate finance law firm, and is the principal of Harris Road Consulting Ltd., a company that specializes in guiding and advising boards of directors. Mr. Raffa has over 18 years experience in working with and advising technology companies. He also served as a director or advisory board member of a number of public and private technology companies. Mr. Raffa is also a member of the board of directors of the British Columbia Technology Industry Association.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading "Compensation of Executive Officers", or as set forth below, there are no material transactions with any of our directors, officers or control persons that have occurred during the last fiscal year.

During the year ended December 31, 2004, we purchased from Tsalix Investment Inc. (previously Pacific Western Mortgage Corporation), a company controlled by William Krebs, a shareholder and director of our company, consulting services totalling $1,644 [2003 - $3,085]. We believe that the fees we have paid for these consulting services are comparable to terms we could have obtained from independent third parties.

Voice Mobility International, Inc.	9

During the year ended December 31, 2004, Morgan Sturdy, a director of our company, was paid $nil [2003 - $2,314] for directors' fees.

On August 27, 2004, we issued 153,846 units at Cdn$0.65 per unit for net cash proceeds of $76,103 (Cdn$100,000) to Morgan Sturdy, a director of our company. Each unit comprises one share of common stock and one half of one Class W share purchase warrant, entitling the holder to one common share, exercisable at Cdn$1.00 at any time up to August 26, 2007.

During the year ended December 31, 2004, Donald Calder, a director of our company, was paid $nil [2003 - $2,314] for directors' fees.

During the year ended December 31, 2004, Robert Neal, a director of our company, was paid $nil [2003 - $nil] for directors' fees.

As at December 31, 2004, the following amounts due to William Krebs, a director of our company, or his immediate family member.

	2004		2003
	US$	Cdn$	US$	Cdn$
Series C promissory notes	952,048	1,144,362	852,529	1,105,304
Series D promissory notes	188,816	226,957	152,734	198,020
Series E promissory notes	297,087	357,099	267,141	346,348
Series G promissory notes	173,100	208,066	-	-
	1,611,051	1,936,484	1,272,404	1,649,672

On April 28, 2004, we issued 10,000 stock options to ASTC Science World Society of which our corporate secretary, David Raffa, is a member of the equity committee and a director, Morgan Sturdy, is a member of the Board of Governors.

During the year ended December 31, 2004, we paid $66,237 [2003 - $74,668] to a lawfirm of which our corporate secretary, David Raffa, is a partner.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended December 31, 2004 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Randy G. Buchamer	1(1)	1(1)	Nil
James J. Hutton	1(1)	1(1)	Nil
Marco Pacelli	1(2)	1(2)	Nil
David J. Raffa	1(3)	1(3)	Nil
(1)	The named officer, director or greater than 10% shareholder, as applicable, filed a late Form 4 - Statement of Change in Beneficial Ownership.
(2)	The named former officer, director or greater than 10% shareholder, as applicable, filed a late Form 4 - Statement of Change in Beneficial Ownership.

Voice Mobility International, Inc.	10

(3)	The named officer, director or greater than 10% shareholder, as applicable, filed a late Form 3 – Initial Statement of Beneficial Ownership.

CORPORATE GOVERNANCE

In 1995, the TSX passed a by-law containing new disclosure requirements (the "Guidelines") for listed companies with respect to corporate governance. In 1999, the TSX amended the Guidelines and companies are now required to disclose their corporate governance practices with specific reference to each of the Guidelines. We continually monitor the changing initiatives with a view to making appropriate changes to our corporate governance structures, where necessary. The following describes our approach to corporate governance, with our response to the Guidelines attached as Exhibit "A".

COMMITTEES OF THE BOARD OF DIRECTORS

Standing committees of our Board include an Audit Committee, a Compensation Committee, a Finance Committee and a Corporate Governance Committee. We do not currently have a Nominating Committee nor do we have a policy with regard to the consideration of any director candidates recommended by our stockholders. The Board does not believe that it is necessary to have a Nominating Committee because it believes that the functions of a Nominating Committee can be adequately performed by its independent directors. The Board does not believe that it is necessary to have a policy with regard to the consideration of any director candidates recommended by stockholders as any such candidates can be appropriately evaluated by the Corporate Governance Committee. We, however, encourage stockholders to recommend candidates directly to the Corporate Governance Committee by sending communications to "The Corporate Governance Committee of Voice Mobility International, Inc." c/o Voice Mobility International, Inc., Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia, Canada, V5C 6A8. The Corporate Governance Committee identifies and reports on candidates to be nominated to our Board. Our current Corporate Governance Committee consists of Messrs. Sturdy, Calder and Neal, all of whom are independent directors.

AUDIT COMMITTEE

In the year ended December 31, 2004, there were four meetings held by the Audit Committee. The Audit Committee currently consists of Messrs. Krebs, Calder and Neal. Mr. Krebs is the Chair of the Audit Committee and is a non-employee director of our company. Messrs. Calder and Neal are also non-employee directors of our company. All of the members of the Audit Committee are independent as defined by Rule 4200(a)(14) of the NASD Rules and Multilateral Instrument 52-110. Each of the members of the Audit Committee are financially literate as defined in Multilateral Instrument 52-110. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. This committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to the Board the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board adopted a charter for the Audit Committee on April 26, 2002, a copy of which is attached hereto as Exhibit "B". The Audit Committee of the Board was formed in February 2000.

For a description of the Audit Committee's Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see Item 14 - "Principle Accountant Fees and Services" of our Form 10-KSB filed as our Annual Information Form. The Annual Information Form is available on Sedar at www.sedar.com.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2004.

The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

Voice Mobility International, Inc.	11

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004 filed with the Securities and Exchange Commission and our proxy statement for its 2005 Annual Stockholders' Meeting.

The Audit Committee of our Board of Directors currently consists of Messrs. Krebs, Calder, and Neal. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of our Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

William Krebs, Chairman

Donald Calder

Robert Neal

COMPENSATION COMMITTEE

In the year ended December 31, 2004, there were two meetings held by the Compensation Committee. The Compensation Committee currently consists of Messrs. Krebs, Calder, Neal and Donahee, all of whom are non-employee directors of our company. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters. The Compensation Committee was formed in February 2000. To the extent required by law, a separate committee of disinterested parties administers the Second Amended and Restated 1999 Stock Option Plan.

No member of the Compensation Committee is an employee or officer or former employee of our company. For the year ended December 31, 2004, no member of the compensation committee had any direct or indirect material interest in any transaction with our company in which the amount involved exceeded $60,000. During the year ended December 31, 2004, Robert Neal was paid $nil [2003 - $nil] for directors' fees. During the year ended December 31, 2004, Gary Donahee was paid $nil [2003 - $nil] for directors' fees. During the year ended December 31, 2003, Don Calder was paid $nil [2003 - $2,314] for directors' fees. During the year ended December 31, 2003, William Krebs was paid $1,644 [2003 - $3,085] for directors' fees.

FINANCE COMMITTEE

In the year ended December 31, 2004, there were four meetings held by the Finance Committee. The Finance Committee currently consists of Messrs. Sturdy, Calder and Krebs. Mr. Sturdy is the Chair of the Committee and is a non-employee director of our company. Messrs. Calder and Krebs are also non-employee directors of our company. The Finance Committee reviews, approves and advises on matters of finance.

CORPORATE GOVERNANCE COMMITTEE

In the year ended December 31, 2004, there was one meeting held by the Corporate Governance Committee. The Corporate Governance Committee currently consists of Messrs. Sturdy, Calder and Neal. Mr. Sturdy is the Chair of the Committee and is a non-employee director of our company. Messrs. Calder and Neal are also non-employee directors of our company. The Corporate Governance Committee has recommended to the Board the adoption of the Guidelines recommended by the Toronto Stock Exchange to its listed companies. Under the guidelines, the Board adopts a strategic planning process, which also identifies the principal risks of our company’s business and ensures the implementation of an appropriate system to manage these risks. We have already appointed an Audit Committee comprised entirely of independent directors. The Audit Committee hires the auditors and ensures the integrity of our company’s internal control and management information system. The Board itself monitors the effectiveness of senior management and the Corporate Governance Committee of the

Voice Mobility International, Inc.	12

Board identifies and reports on candidates to be nominated to the Board. A copy of the Guidelines is attached as Exhibit "A" hereto.

Shareholder Communications

The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to "The Board of Directors of Voice Mobility International, Inc.", c/o Voice Mobility International, Inc., Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia, Canada, V5C 6A8.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding the Common Stock beneficially owned on April 25, 2005 (the record date) for (i) each shareholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company's executive officers and directors and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of April 25, 2005, we had 41,928,491 shares of Common Stock issued and outstanding and one share of Series A Preferred Stock, which represented 2,700,000 Exchangeable Shares. Accordingly, 44,628,491 shares are entitled to one (1) vote per share at the Annual Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
William H. Laird 2930 13th Ave. S.W. Salmon Arm, BC V1E 4N7	3,363,410 (2)	8.0%
William E. Krebs c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	3,157,131 (3)	7.3%
James J. Hutton c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	1,606,878 (4)	3.7%
Randy Buchamer c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	1,267,576 (5)	3.0%
Morgan Sturdy c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	555,769 (6)	1.3%
Donald A. Calder c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	325,000 (7)	**%
Robert Neal c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	325,000 (8)	**%
Gary Donahee c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	325,000 (9)	**%
David Raffa c/o 1400 - 1055 West Hastings Street Vancouver, BC V6E 2E9	150,000 (10)	**%
Directors and Executive Officers as a Group	7,712,354 (11)	17.5%
** Less than 1%
(1)

Based on 41,928,491 shares of common stock issued and outstanding as of April 25, 2005. As of April 25, 2005, there were 2,700,000 exchangeable shares of Voice Mobility Canada Limited issued and outstanding which shares are exchangeable into shares of our common stock at any time with no

Voice Mobility International, Inc.	13

additional consideration. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Includes 339,000 shares which are owned by Mr. Laird's wife.
(3)

Includes 1,250,000 shares owned by Tsalix Investment Inc. of which Mr. Krebs is the sole shareholder, which shares consist of 1,250,000 exchangeable shares are associated with the single share of Series A Preferred stock. Includes 1,482,131 shares owned by Margit Kristiansen, Mr. Krebs' wife. Includes 200,000 shares held in a self-directed registered retirement savings plan. Also includes stock options to acquire an aggregate of 225,000 shares of our common stock.

(4)

Includes 950,000 exchangeable shares associated with the single share of Series A Preferred stock. Includes 36,778 shares, which are owned by Janis Gurney, Mr. Hutton's wife, over which Mr. Hutton disclaims beneficial ownership. Includes options to acquire an aggregate of 210,100 shares of our common stock exercisable within the next 60 days. Includes 110,000 shares held in a self-directed registered retirement savings plan.

(5)	Includes options to acquire an aggregate of 1,267,576 shares of our common stock exercisable within the next 60 days.
(6)

Includes options to acquire an aggregate of 325,000 shares of our common stock and share purchase warrants to acquire an aggregate of 76,923 shares of our common stock exercisable within the next 60 days.

(7)	Includes options to acquire an aggregate of 325,000 shares of our common stock exercisable within the next 60 days.
(8)	Includes options to acquire an aggregate of 325,000 shares of common stock exercisable within the next 60 days.
(9)	Includes options to acquire an aggregate of 325,000 shares of common stock exercisable within the next 60 days.
(10)	Includes options to acquire an aggregate of 150,000 shares of common stock exercisable within the next 60 days.
(11)

Includes 2,200,000 exchangeable shares exchangeable into 2,200,000 shares of our common stock, share purchase warrants to acquire an aggregate of 76,923 shares of common stock and options to acquire 3,152,676 shares of our common stock, all exercisable within 60 days.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the Annual Meeting.

COMPENSATION OF EXECUTIVE OFFICERS

During the year ended December 31, 2004, the following three (3) individuals served as executive officers of our company at various times: Randy Buchamer, James Hutton and Marco Pacelli. Our chief executive officer, Randy Buchamer, and our executive officers James Hutton and Marco Pacelli, being executive officers whose total salary and bonus exceeded $100,000, are considered to be named executive officers for the purposes of our executive compensation disclosure on this proxy statement.

The following table shows, for the three-year period ended December 31, 2004, the cash and other compensation we paid to our Chief Executive Officer and to each of our executive officers who had annual compensation in excess of $100,000.

Voice Mobility International, Inc.	14

SUMMARY COMPENSATION TABLE
		Annual Compensation (1)			Long Term Compensation (2)
					Awards		Payouts
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Other Annual Compen- sation (US$) (1)	Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)	All Other Compen- sation
Randy Buchamer Chief Executive Officer (3)	2004 2003 2002	$165,696 $147,942 $127,857	N/A N/A N/A	5,825 4,628 3,821	658,800 83,000 470,000	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
James J. Hutton President(4)	2004 2003 2002	$130,486 $116,611 $100,807	N/A N/A N/A	5,762 4,628 3,821	108,800 108,500 20,000	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
Marco Pacelli(5)	2004 2003 2002	$136,346 $190,833 N/A	N/A N/A N/A	N/A N/A N/A	54,400 127,000 Nil	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
Thomas G. O'Flaherty(6)	2004 2003 2002	N/A N/A $90,572	N/A N/A N/A	N/A N/A $3,821	Nil Nil Nil	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
William Gardiner (7)	2004 2003 2002	N/A N/A $44,663	N/A N/A N/A	N/A 42,963 3,821	Nil Nil 20,000	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
David Grinstead (8)	2004 2003 2002	N/A $N/A $80,184	N/A N/A N/A	N/A N/A $3,184	Nil Nil 20,000	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
(1)

Compensation was paid to Mr. Buchamer, Mr. Hutton, Mr. O'Flaherty, Mr. Gardiner and Mr. Grinstead by VMI, our operating subsidiary. Compensation was paid to Mr. Pacelli by Voice Mobility (US) Inc., our U.S. operating subsidiary.

(2)

The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(3)	Mr. Buchamer was appointed as our Chief Executive Officer on August 16, 2001.
(4)	Mr. Hutton served as our Chief Executive Officer from April 1, 1998 to August 15, 2001. Mr. Hutton was appointed as our President on June 29, 2001.
(5)	Mr. Pacelli served as our Executive Vice President, Sales from October 1, 2002 to May 20, 2004.
(6)	Mr. O'Flaherty served as our President from January 1, 2000 to June 29, 2001.
(7)	Mr. Gardiner served as our Vice President, Business Development from August 1, 1998 to December 31, 2002 and as our Chief Executive Officer from November 1997 to April 1, 1998.
(8)	Mr. Grinstead served as our Executive Vice President, Business Development from February 1, 2000 to October 25, 2002.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended December 31, 2004.

Voice Mobility International, Inc.	15

Name	Individual Grants
	Number of Securities Underlying Options/ SARs Granted (#) (1)(2)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise Price ($/Share) (2)	Expiration Date
Randy Buchamer	658,800	24.9%	Cdn$0.85	March 17, 2009
James J. Hutton	108,800	4.1%	Cdn$0.85	March 17, 2009
Marco Pacelli	54,400	2.1%	Cdn$0.85	March 17, 2009
Thomas G. O'Flaherty	Nil	Nil	N/A	N/A
William Gardiner	Nil	Nil	N/A	N/A
David Grinstead	Nil	Nil	N/A	N/A

(1)

All of the above options are subject to the terms of our Second Amended and Restated 1999 Stock Option Plan and are exercisable only as they vest. The options have a term of 5 years from the date of grant.

(2)	All options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.

AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR AND 2004 FISCAL YEAR END OPTION/VALUES

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2004. The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2004 ($0.735 per share) and the exercise price of the individual's options. During the year ended December 31, 2004, Marco Pacelli exercised 272,000 options. No other named Executive Officer exercised options during the year ended December 31, 2004.

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable / Unexercisable		Value of Unexercised In-the -Money Options/SARs at FY- end ($) Exercisable / Unexercisable(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Randy Buchamner	Nil	Nil	1,018,280	593,520	$318,165 (2)	$16,527 (3)
James J. Hutton	Nil	Nil	180,759	56,541	$62,531(4)	$7,966(5)
Marco Pacelli	272,000 (6)	$157,687	Nil	Nil	$0	$0
Thomas G. O'Flaherty	Nil	Nil	Nil	Nil	$0	$0
William Gardiner	Nil	Nil	Nil	Nil	$0	$0
David Grinstead	Nil	Nil	Nil	Nil	$0	$0
(1)

The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2004 ($0.735 per share on OTC Bulletin Board) and the exercise price of the individual's options.

(2)

Of the exercisable options, 450,000 options have an exercise price of $0.13, 20,000 options have an exercise price of $0.23, 83,000 options have an exercise price of $0.31, 65,280 options have an exercise price of $0.71, 350,000 options have an exercise price of $1.14 and 50,000 options have an exercise price of $1.71.

(3)	Of the unexercisable options, 593,520 options have an exercise price of $0.71.
(4)

Of the exercisable options, 46,000 options have an exercise price of $0.19, 49,479 options have an exercise price of $0.22, 20,000 options have an exercise price of $0.23 and 65,280 options have an exercise price of $0.71.

(5)	Of the unexercisable options, 13,021 options have an exercise price of $0.22 and 43,520 options have an exercise price of $0.71.

Voice Mobility International, Inc.	16

(6)	Of the shares acquired on exercise of options, 272,000 options had an exercise price of $0.13.

REPRICING OF OPTIONS/SARS

We did not reprice any options awarded to any executive officers during fiscal 2004.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

We have no long-term incentive plans.

COMPENSATION OF DIRECTORS

Our non-employee directors are granted incentive stock options. Employee directors are granted incentive stock options based on their individual employment agreements. All stock option grants are made pursuant to our Second Amended and Restated 1999 Stock Option Plan.

EQUITY COMPENSATION PLAN INFORMATION

We adopted our current stock option plan, entitled the Second Amended and Restated Stock Option Plan on April 25, 2001 and approved by our shareholders on June 14, 2001. The following table provides a summary of the number of options granted under our stock option plan, the weighted average exercise price and the number of options remaining available for issuance all as at December 31, 2004.

	Number of securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	5,671,354	$1.07	2,379,642
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	5,671,354	$1.07	2,379,642
(1)

The maximum number of options issuable under our stock option plan is 10,000,000, less 1,449,004 options that have been granted and exercised under the plan and less 500,000 options, which the Toronto Stock Exchange required that we remove from the plan in connection with a transaction with Aliant Inc. in December 2001.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this Proxy Statement.

None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors’ or executive officers’ indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

EXECUTIVE EMPLOYMENT AGREEMENTS

We have not entered into any employment agreements with our officers and directors and have paid no compensation to them. Our operating subsidiary, Voice Mobility Inc. and Voice Mobility (US) Inc., however, have entered into employment agreements with our named executive officers.

Randy Buchamer, Chief Executive Officer of our company and our subsidiary, entered into an indefinite term employment agreement on August 16, 2001. He receives a salary of $166,389 (CDN$200,000) per year plus a car allowance of $416 (CDN$500) per month. On August 16, 2001, he received a one-time grant of 350,000 options

Voice Mobility International, Inc.	17

exercisable at $1.14 (CDN$1.37) per share. In connection with Mr. Buchamer's service as a director, on June 1, 1999, he received a grant of 50,000 options exercisable at $1.00 (CDN$1.20) per share and on June 14, 2001, he received an additional grant of 50,000 options exercisable at $1.70 (CDN$2.05). On February 26, 2002, he received a grant of 20,000 options exercisable at $0.23 (CDN$0.28) per share, on September 20, 2002, he received an additional grant of 450,000 options exercisable at $0.13 (CDN$0.16) per share and on February 13, 2003, he received an additional grant of 83,000 options exercisable at $0.31 (CDN$0.37) per share. On March 18, 2004, he received an additional grant of 658,800 options exercisable at $0.71 (CDN$0.85) per share.

Marco Pacelli, former Executive Vice President, Sales of our company, entered into an employment agreement on October 1, 2002 for a term of two years expiring on September 30, 2004. He received a salary of $200,000 per year plus commissions. On September 20, 2002, he received a one-time grant of 500,000 options exercisable at $0.13 (CDN$0.16) per share. On February 13, 2003, he received an additional grant of 127,000 options exercisable at $0.31 (CDN$0.37) per share and on March 18, 2004, he received an additional grant of 54,400 options exercisable at $0.71 (CDN$0.85) per share.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Ernst & Young LLP has audited our financial statements since March 10, 2000. At the recommendation of the Audit Committee, the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2005, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Representatives of Ernst & Young attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by Ernst & Young as well as the fees charged by Ernst & Young for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Ernst & Young can be found under "Committees of the Board of Directors" on page 11 of this proxy statement and "Audit Committee Report" on page 11 of this proxy statement.

Our Audit Committee has considered and determined that the services provided by Ernst & Young are compatible with maintaining the principal's accountant's independence.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to Ernst & Young

Ernst & Young provided audit and other services during 2004 and 2003. This included the following fees:

	2004	2003
Audit Fees	$75,100	$74,000
Audit Related Fees	-	-
Tax Fees	12,000	4,600
All Other Fees	-	-
Total Fees	$87,100	$78,600

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and

Voice Mobility International, Inc.	18

accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit Related Fees. There were no audit related fees paid to Ernst & Young LLP.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees paid to Ernst & Young LLP.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Ernst & Young LLP is engaged by our company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee; or

- entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting.

The Audit Committee has considered the nature and amount of the fees billed by Ernst & Young LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Ernst & Young LLP's independence.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT

YOU VOTE FOR THE RATIFICATION OF SELECTION OF ERNST & YOUNG

AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANY.

OTHER MATTERS

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2006 proxy statement, your proposal must be received by us no later than January 4, 2006 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2006 Annual Meeting, you must comply with the procedures contained in the Bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than February 4, 2006. While the Board will consider stockholder proposals, we reserve the right to omit from our 2006 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the Secretary of our Company at our principal executive office, 100 - 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8, to deliver the notices discussed above and for a copy of the

Voice Mobility International, Inc.	19

relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders for the year ended December 31, 2004. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all shareholders of record as of April 25, 2005.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our Common Stock upon written request to Harry Chan, Controller, at 100 – 4190 Lougheed Hwy., Burnaby, British Columbia, Canada, V5C 6A8.

ADDITIONAL INFORMATION

Additional information relating to our company is available on SEDAR at www.sedar.com. Financial information relating to our company is provided in our company’s comparative financial statements and management’s discussion and analysis for the financial year ended December 31, 2004. Shareholders may contact our company to request copies of financial statements and management’s discussion and analysis at the following address: Harry Chan, Controller, at 100 – 4190 Lougheed Hwy., Burnaby, British Columbia, Canada, V5C 6A8.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

In addition to the matters to be voted upon by the shareholders of the Common Stock, we will receive and consider both the Report of the Board to the Stockholders, and the financial statements of our company for the years ended December 31, 2004 and December 31, 2003, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: May 4, 2004	BY ORDER OF THE BOARD OF DIRECTORS

By: / s / Donald A Calder

_________________________________

Donald A. Calder, Chairman of the Board

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EXHIBIT A

CORPORATE GOVERNANCE PRACTICES

TSX Corporate Governance Guideline	Our Governance Procedure
1. Board should explicitly assume responsibility for stewardship of the corporation, and adopt a formal mandate:

Included in the mandate of the Board is the responsibility to manage the Corporation’s business and affairs and to act in the best interests of the Corporation and its shareholders. Although the Board delegates the responsibility for managing the day to day affairs of the Corporation to senior management personnel, the Board retains a supervisory role in respect of, and ultimate responsibility for, all matters relating the Corporation and its business.

a. Adoption of a strategic planning process

The Corporation involves Board members in detailed discussions on the Corporation’s strategy. Strategy is proposed by management, then debated and approved by the Board.

Implementation of the strategy is the responsibility of management. The Board will provide leadership, but does not intend to become involved in day-to-day matters.

Management is to report to the Board on the Corporation’s progress in achieving strategic objectives

b. Identification of principal risks, and implementing risk-management systems

The Board believes that it understands the specific risks of the Corporation’s business and reviews these risks at least annually.

The Board reviews and approves the Corporation’s annual capital and operating budgets.

It is the responsibility of senior management to ensure that the Board and its committees are kept well informed of these changing risks on a timely basis. .

c. Succession planning and monitoring senior management	The Board and the Compensation Committee are mandated to review succession planning for senior management including monitoring the performance of senior management.
d. Communications policy

The Corporation has a policy to ensure effective communication with the public and its shareholders as well as to ensure its compliance with regulatory reporting and disclosure obligations.

The Corporation has a policy restricting insider trading. The policy is followed by members of the Board and employees.

e. Integrity of internal control and management information systems

The Board has appointed an Audit Committee composed of independent directors. The Audit Committee has made it clear to the Corporation’s auditors that they are hired and remunerated by the Board and that they report to the Board. This Committee reviews compliance of financial reporting with accounting principles and appropriate internal controls. The Audit Committee is satisfied that there are no major deficiencies in controls or information systems, but intends to intensify its reviews in order to further strengthen the systems now in place. The Audit Committee meets annually with its external auditors, and reports to the Board prior to approval of annual financial statements. The Audit Committee reviews quarterly financial statements prior to release.

Due to the nature of its business the Board does not consider it necessary or appropriate to require an environmental review process.

2. Majority of directors should be “unrelated” (independent of management and free from conflicting interest)	The only related Board members are Randy Buchamer, CEO and Jay Hutton, President. All other Board members are unrelated.

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3.   The Board has the responsibility for applying the definition of “unrelated director” to each individual director and for disclosing annually the analysis of the application of the principles supporting this definition and whether the Board has a majority of unrelated directors.

Except for Randy Buchamer, Chief Executive Officer and Jay Hutton, President, none of the remaining directors or their associates have worked for or had material contracts with the Corporation or received remuneration in excess of directors’ fees.

Donald Calder – unrelated

Wm. E. Krebs – unrelated

Robert Neal – unrelated

Gary Donahee – unrelated

Morgan Sturdy – unrelated

4. Appoint a committee of outside directors responsible for appointment of new nominees and ongoing assessment of directors.

The Corporate Governance Committee has the mandate to recommend qualified candidates for the Board, annually review the credentials of nominees for re-election and ensure qualifications are maintained.

5. Implement a process for assessing the effectiveness of the Board, its committees and individual directors

The Chairman, supported by the Corporate Governance Committee, is mandated to review the contribution of Board members on an annual basis and to monitor the quality of the relationship between management and the Board in order to recommend ways to improve that relationship. Due to its stage of development and its need to deal with other urgent priorities, the Committee has not yet implemented such a process.

6. Provide orientation and education programs for new directors

Due to its stage of development and other urgent priorities the Corporation has not yet developed an orientation and education program, including a director’s manual, to help directors to serve effectively.

7. Consider the size of Board, with a view to improving its effectiveness.

A Board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and independence. The Board has considered whether the current size of the Board permits such diversity and allows sufficient resources to carry out the duties of the Board.

8. Review compensation of directors in light of risks and responsibilities.	The Compensation Committee, under its mandate, ensures the directors are appropriately compensated.
9. a. Committees should generally be composed of non-management directors. b. Majority of committee members should be unrelated	All board committees have a majority of unrelated non-management directors. The Audit Committee is composed solely of unrelated non-management directors.
10.Appoint a committee responsible for approach to corporate governance issues

The Corporate Governance Committee is mandated to recommend to the Board action on Corporate Governance issues. The Committee is responsible to:

Develop an approach to corporate governance issues;

Monitor the application of governance principles and report to the Board on a regular basis;

Ensure that the responsibilities of the Board, Board Committees, the Chairman, the CEO, the President and the other officers are kept clearly defined and separate.

11.a. Define limits to management’s responsibilities by developing mandates for:

There is no specific limitation to the power of the Board of Directors. It accepts full responsibility for stewardship of the Corporation, as outlined in Guideline 1 above, and delegates the day-to-day responsibilities to management. Any responsibility not delegated to senior management or a Board committee remains with the full Board. The Board questions and scrutinizes management’s operating plans, operational budgets and actual results and major transactions.

i. The Board

The Board will ensure that there is a business strategy, will hire, coach, assess and compensate the CEO and will regularly review performance against objectives. It will review capital and operating budgets and ensure that there are effective control and information systems. The Board will assess each year its own size and effectiveness.

Voice Mobility International, Inc.	22

ii. the Chairman	The Chairman of the Board will be independent. He is to supervise the recruiting and assessment of board members, and the operation of the Board and its committees.
iii. Chief Executive Officer	The Corporation’s strategic plan and objectives constitute a mandate for the CEO. These objectives include the general mandate to maximize shareholder value.
b. Board should approve Chief Executive Officer’s corporate objectives	The Compensation Committee reviews the CEO’s objectives annually.
12.Establish procedures to enable the Board to function independently of management	Facilitated by the Chairman, the Board meets independently of management on a regular basis. Board committees are composed solely of unrelated directors.
13.Appoint an audit committee composed solely of financially literate outside directors with specifically defined roles and responsibilities.

All members of the audit committee are unrelated. The Chairman of the Committee is financially literate by virtue of his professional accounting designation. The rest of the members, through their extensive experience, are also financially literate.

The Audit Committee is mandated to hire, supervise, establish the terms of engagement for and receive reports from the Corporation’s independent outside auditors; approve and monitor audit and non-audit engagements of the outside auditors. The Committee meets with the outside auditors independent of management.

14.Implement a system to enable individual directors to engage outside advisors, at corporation’s expense	The Board or individual directors may engage outside advisers at the Corporation’s expense, with the prior approval of the Board Chair and prior notice to the CEO.

Voice Mobility International, Inc.	23

EXHIBIT B

AUDIT COMMITTEE CHARTER

The following Audit Committee Charter was adopted by the Audit Committee of the Board of Directors and the Board of Directors of VOICE MOBILITY INTERNATIONAL, INC. (the “Company”):

Mandate

The primary function of the audit committee (the "Committee") is to assist the Company’s Board of Directors (the “Board”) in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;
•	review and appraise the performance of the Company’s external auditors; and
•	provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board, each of whom shall be (i) free from any direct or indirect material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee, and (ii) financially literate (as that term is defined below). All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company's Audit Committee Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board at its first meeting following the annual shareholders’ meeting. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by a majority vote of the full Committee membership.

The Company and the Committee shall ensure that it satisfies the composition and other requirements adopted by any securities regulatory authority or stock exchange from time to time.

Meetings

The Committee shall meet a least quarterly or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Voice Mobility International, Inc.	24

1)	Documents/Reports Review
	a)	review and update this Audit Committee Charter annually;
b)

review the Company's financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors;

c)

establish, review and periodically assess the adequacy of procedures for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements;

	d)	approve the Report of Committee to be included in the Company's Proxy Statement for its annual meeting of the Company’s shareholders.
2)	External Auditors
	a)	oversee the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;
	b)	review annually the performance of the external auditors who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company;
c)

obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1, as the same may be modified or supplemented;

	d)	discuss with the external auditors the matters required to be discussed by SAS No. 61, as the same may be modified or supplemented;
	e)	review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;
	f)	take or recommend that the full Board take appropriate action to oversee the independence of the external auditors;
	g)	recommend to the Board the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;
	h)	review and approve the external auditors' annual engagement letter;
	i)	recommend to the Board the compensation to be paid to the external auditors;
j)

at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

	k)	review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;
	l)	review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and
m)

review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

i)

the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of fees paid by the Company and its subsidiaries to its external auditors during the fiscal year in which the non-audit services are provided,

		ii)	such services were not recognized by the Company or its subsidiaries at the time of the engagement to be non-audit services, and
		iii)	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee

Voice Mobility International, Inc.	25

who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

3)	Financial Reporting Processes
	a)	in consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external;
	b)	consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;
	c)	consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;
	d)	review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;
e)

following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

	f)	review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;
	g)	review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;
	h)	review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;
	i)	review certification process;
	j)	establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
	k)	establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
4)	Other
	a)	communicate directly with the internal and external auditors;
	b)	review any related-party transactions;
	c)	engage independent counsel and other advisors as it determines necessary to carry out its duties;
	d)	to set and pay compensation for any independent counsel and other advisors employed by the Committee; and
	e)	perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate

Voice Mobility International, Inc.	26

Proxy

Voice Mobility International, Inc.	27

VOICE MOBILITY INTERNATIONAL, INC.

ANNUAL GENERAL MEETING OF MEMBERS

TO BE HELD AT STANDARD LIFE XCHANGE CONFERENCE CENTER, 2ND FLOOR , 888 DUNSMUIR STREET, VANCOUVER, BC V6C 2T6

ON JUNE 10, 2005, AT 10:00 AM

The undersigned holder of Common Shares of Voice Mobility International, Inc. (the “Company”) hereby appoints Randy Buchamer of North Vancouver, British Columbia, or failing him, James Hutton of Langley, British Columbia, or, instead, of any of the foregoing, __________________________________________

________________________ as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual general meeting (the “meeting”) of shareholders of the Company to be held on June 10, 2005 and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the meeting or such adjournment or adjournments thereof; provided, however, that without limiting the general authorization and power thereby given, the proxyholder named above is specifically directed, on any ballot that may be called for, to vote for or against the Common Shares registered in the name of the undersigned as specified below (with a tick ( or an X):

The Common Shares represented by this proxy will be voted for or against in accordance with the foregoing directions on any ballot that may be called for and, if a choice is specified with respect to any matter to be acted upon, the Common Shares shall be voted accordingly. IF A SHAREHOLDER DOES NOT SPECIFY THAT THE COMMON SHARES ARE TO BE VOTED FOR OR AGAINST, SUCH COMMON SHARES WILL BE VOTED IN FAVOUR OF THE PROPOSAL ON ANY BALLOT THAT MAY BE CALLED FOR.

If any amendment or variations to matters identified in the notice of the meeting are proposed at the meeting or if any other matters properly come before the meeting, this proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgement of the person voting the proxy at the meeting.

Resolutions

(For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

PROPOSAL 1. ELECTION OF DIRECTORS.	For	Withhold
To elect as Director, James J. Hutton	☐	☐
To elect as Director, Randy G. Buchamer	☐	☐
To elect as Director, William E. Krebs	☐	☐
To elect as Director, Morgan Sturdy	☐	☐
To elect as Director, Donald Calder	☐	☐
To elect as Director, Robert E. Neal	☐	☐
To elect as Director, Gary Donahee	☐	☐

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.	For	Against

To ratify the selection of Ernst & Young LLP., Chartered Accountants, as the independent registered public accounting firm for the year ending December 31, 2005 and to authorize the Board of Directors to fix the remuneration of the auditors.

	☐	☐

The undersigned holder hereby revokes any proxy previously given to attend and vote at the Meeting.

SIGN HERE:	__________________________________________________
Please Print Name:	__________________________________________________
Date:	__________________________________________________
Number of Shares Represented by Proxy:	__________________________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

A shareholder has the right to appoint as his or her proxyholder a person (who need not be a shareholder) to attend and to act on his or her behalf at the meeting other than those persons designated above. A shareholder may do so by inserting the name of such other person in the blank space provided or by completing another proper form of proxy and, in either case, by delivering the completed form of proxy by postal or other delivery to the Secretary of the Company, not later than the day preceding the day of the meeting or by depositing it with the Secretary of the meeting prior to the commencement of the meeting.

Name:

2.

This form of the proxy must be dated and signed by the shareholder or his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized.

3.	If this form of proxy is not dated in the space provided above, it is deemed to bear the date on which it was mailed by the management of the Company.

4.

If it is desired that the Common Shares represented by this proxy are to be voted for or against on any ballot that may be called for with respect to any matter referred to above, the appropriate box or boxes above provided for voting for or against should be marked (with a tick ( or an X).

5.	THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE COMPANY

6.	THIS PROXY IS FOR USE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 10, 2005 AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than the last day preceding the day of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada

Proxy Dept. 100 University Avenue 9th Floor

Toronto Ontario M5J 2Y1

Fax: Within North American: 1-866-249-7775 Outside North America: (416) 263-9524

Voice Mobility International, Inc.	28